Exhibit 10.102

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO

RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

4600 Silicon Drive, Durham, North Carolina 27703 (919) 313-5300

Robert S. Thomas	Cengiz Balkas
President & CEO	Vice President, Materials
Charles & Colvard, Ltd.	Cree, Inc.
300 Perimeter Park, Suite A	4600 Silicon Drive
Morrisville, NC 27560	Durham, NC 27703

This letter, when signed on behalf of Charles & Colvard, Ltd. (“C&C”) and Cree, Inc. (“Cree”), will serve as an agreement between C&C and Cree effective on and after August 1, 2007 (the “Amendment”) to amend the parties’ December 25, 2006 letter agreement (the “Letter Agreement”) as follows:

1.	Paragraph 2 of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“For each of the first three quarters of calendar 2007, C&C will purchase ***** kg of ‘usable material’ at a price of $*****. For the fourth quarter of calendar 2007, C&C will purchase ***** kg of ‘usable material’ at a price of $*****. ‘Usable material’ will be determined in the manner described in Paragraph 3. Provided that Cree uses its best commercially reasonable efforts to deliver the quantities of usable material required by this letter agreement, Cree will not be held in breach for delays in delivery. As used in this letter agreement, ‘quarter’ refers to fiscal quarters of Cree ending during the indicated period.”

2.	Item C. of Paragraph 3 of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“C.	Crystals shipped to C&C must contain at least ***** grams of usable material for the 2” crystals, ***** grams for 2.25” crystals, ***** grams for 2.40” crystals or ***** grams for 3” crystals. This usable area must be contiguous. Crystal diameter to be shipped will be 2”, 2.25”, 2.40” or 3”, as determined by Cree.”

3.	Except as set forth in this Amendment, all terms and provisions of the Letter Agreement remain unchanged and in full force and effect. The parties hereby ratify and confirm the Letter Agreement as herein amended and agree to be bound by all of its terms and conditions as herein amended.

4.	The Letter Agreement, as modified by this Amendment, is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

5.	The contents of this Amendment will be considered “Confidential Information” of each party subject to the provisions of Section 5 of the Supply Agreement (as such term is defined in the Letter Agreement).

Accepted and Agreed:

CHARLES & COLVARD, LTD.		CREE, INC.

BY:	/S/ ROBERT S. THOMAS	By:	/S/ CENGIZ BALKAS
	Robert S. Thomas, President & CEO Date: August 14, 2007		Cengiz Balkas, Vice President, Materials Date: August 13, 2007